UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

HERITAGE-CRYSTAL CLEAN, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33987	26-0351454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2175 Point Boulevard, Suite 375, Elgin, IL	60123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 836-5670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 11, 2014, Heritage-Crystal Clean, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C., as representative of the several underwriters named therein (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, 3,100,000 shares of the Company’s Common Stock (the “Firm Shares”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 465,000 shares of the Company’s Common Stock to cover over-allotments, if any (the “Option Shares” and, collectively with the Firm Shares, the “Shares”). All Shares are being sold by the Company. The offering price to the public is $10.00 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $9.4686 per Share. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Shares will be issued pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission, which became effective on March 3, 2014 (File No. 333-193069) (the “Registration Statement”). A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. The closing of the offering is expected to take place on December 17, 2014, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and such document is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The legal opinion and consent of McDermott Will & Emery LLP relating to the Shares is attached hereto as Exhibit 5.1 and such document is incorporated herein by reference.

Item 8.01 Other Events.

On December 12, 2014, the Company announced the pricing of a public offering of 3,100,000 shares of its Common Stock at $10.00 per Share. These shares will be sold pursuant to a prospectus supplement to the Registration Statement. The Company is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement included as an exhibit hereto to be incorporated into the Registration Statement by reference.

On December 16, the Company announced that the Underwriters have exercised, in full, their option to purchase the Option Shares at the public offering price of $10.00 per share. The Underwriters have agreed to purchase the Option Shares from the Company at a price of $9.4686 per Share pursuant to the Underwriting Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 11, 2014, by and between the Company and William Blair & Company, L.L.C., as representative of the several underwriters named therein.

5.1	Opinion of McDermott Will & Emery LLP.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: December 16, 2014	By:	/s/ Mark DeVita
Name: Mark DeVita
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 11, 2014, by and between the Company and William Blair & Company, L.L.C., as representative of the several underwriters named therein.

5.1	Opinion of McDermott Will & Emery LLP.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1).